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Exhibit 32.2

CHIRON CORPORATION

SECTION 1350 CERTIFICATION

        In connection with the periodic report of CHIRON CORPORATION, a Delaware corporation (the "Company"), on Form 10-Q for the period ended March 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, DAVID V. SMITH, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

          (1)   the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

          (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

        This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

Date: April 30, 2004	By:	/s/ DAVID V. SMITH DAVID V. SMITH Vice President and Chief Financial Officer

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  Exhibit 32.2
CHIRON CORPORATION
SECTION 1350 CERTIFICATION